ASSIGNMENT AND ASSUMPTION OF LEASES
                       AND SECURITY DEPOSITS (Project 45)

                          (Per Section 7.2.4 and 7.3.2)

      For Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, ANGELES PARTNERS XIV, a California limited partnership (the "Assignor"), hereby transfers, conveys and assigns unto MID-STATES DEVELOPMENT COMPANY, an Ohio general partnership (the "Assignee"), all of the right, title and interest of the Assignor in and to all tenant leases currently in force and effect between the Assignor and tenants of that certain commercial property (more fully described on Exhibit A attached hereto) being sold by Assignor to Assignee as of the date hereof and commonly referred to as located at 3904 Image Drive, Vandalia, Ohio (the "Leases") and security deposits paid to Assignor by Tenants under the Leases, as of the date hereof. A description of the Leases and the amount of security deposits paid to Assignor purusant to such Leases are shown on Exhibit "B" attached hereto and incorporated herein by reference.

      Assignee hereby assumes the obligations of Assignor under the Leases, including the obligations with respect to the security deposits being transferred herein.

      IN WITNESS WHEREOF, the Assignor and Assignee have executed the within Assignment and Assumption of Leases and Security Deposits effective as of this 8th day of April, 1996.

MID-STATES DEVELOPMENT COMPANY            ANGELES PARTNERS XIV,
                                          a California limited partnership


By: /s/ William J. Schneider              By:   Angeles Realty Corporation,
                                                II, general partner of
Its: General Partner                            Angeles Partners XIV

Date: March 28, 1996
                                          By:   /s/ Carroll D. Vinson

                                          Its:  President

                                          Date: